Euro Cap Corporation

                     A Corporation Incorporated Under the
                             Laws of New York.

                                 INDENTURE

MADE:  December 01, 1999                         Principal Sum: $500,000,000

DUE:   December 31, 2009

Debt

1.		Euro Cap Corporation, a corporation incorporated under the
laws of the State of New York (the "Borrower"), for value received, hereby acknowledges itself indebted and promises to pay on the first day of July, 2009 (the "Due Date") to or to the order of the bearer of the Notes(the "Notes") attached hereto, said notes fully divisible and assignable
(the "Holders") and their respective successors and assigns, the sum of Five Hundred Million Dollars ($500,000,000) in lawful money of the United States at such place as the Borrower may designate by notice in writing to the Holder together with outstanding interest calculated at a rate per annum of one half percent above LIBOR, the annual LIBOR rate being defined as the arithmetic mean rate of the 12 preceding monthly LIBOR rates, calculated from the date on which the annual interest payment is due, as published on the LIBO page on the Reuters Monitor Money Rates Services. Interest shall continue to accrue after as before maturity and both before and after default. Interest payments shall be paid as follows:
              INTEREST calculated at the aforesaid rate shall become due and payable annually on the Thirty First day of December, each and every year, from and including the First day of December, 1999 to and including the 30th day of June, 2009, and the BALANCE OF $500,000,000 or such other amount of principal as may be outstanding on that date together with interest thereon at the aforesaid rate shall become due and payable on the Thirty First day of December, 2009. The first payment of interest to be computed from the First day of December, 1999, becomes due and payable on the 31st day of December, 2000.


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NOTWITHSTANDING the reference herein to the interest rate on a per annum basis and notwithstanding any other provision herein contained, the parties hereto acknowledge that it is their intention and agreement that the interest rate herein shall at all times be payable and calculated annually at the rate hereinabove set, and the Holders shall not be deemed to reinvest any payment received by them hereunder.

Security

2.		As security for the due payment of all moneys payable
hereunder as evidenced by the Bond attached hereto, the Borrower hereby pledges an unsecured general charge of the following:

	(a)	a general charge to and in favour of the Holders and their
respective successors and assigns of all lands and premises now owned by the Borrower, and described or referred to in schedule "A" hereto, including all appurtenances, buildings and fixtures now or hereafter situate thereon, and all other lands and premises, including buildings and fixtures, hereafter acquired by the Borrower;

	(b)	charges as and by way of a general charge to and in favour of the Holders and their respective successors and assigns all machinery, equipment, plant, vehicles, goods and chattels now owned by the Borrower, and all other machinery, equipment, vehicles, goods and chattels hereafter acquired by the Borrower; and

	(c)	charges as and by way of a general floating charge to and in favour of the Holders and their respective successors and assigns, all its undertaking, property and assets, both present and future, of every nature and kind and wherever situate (other than such as are at all times validly subject to the first fixed and specific mortgage and charge hereby created), including, without limiting the generality of the foregoing, its franchises, uncalled capital, goodwill, leases, rents, inventories, book debts, contracts and agreements;

such general charges hereby constituted being sometimes collectively called the "Security" and the subject matter of the security being sometimes called the "Charged Premises".

The Notes

2A.		The Bond will be registered with the transfer agent (See
paragraph 6(b)), and divided into Notes evidencing the ownership interest in the divisible, transferable, and assignable Bond. A copy of the Bond and a Sample Note are attached here as Schedule "B".


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Covenants of Borrower

3.		The Borrower hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, hypothecs, transfers, assignments and assurances in law or equity as the Holders may reasonably require for the better assuring, mortgaging, hypothecating, charging, transferring, assigning and confirming unto the Holders and for perfecting the security interests hereby created in the undertaking, property and assets hereby mortgaged and charged or intended so to be or which the Borrower may hereafter become bound to mortgage, hypothecate, transfer, assign and charge in favour of the Holders and for the better accomplishing and effectuating of this Indenture.

4.		Until the Security becomes enforceable, the Borrower may pay dividends out of moneys of the Borrower properly applicable therefor and may in any way dispose of or deal with the subject matter of the floating charge in the ordinary course of their business and for the purpose of carrying on the same provided that it will not and the Borrower covenants that it will not, without the prior written consent of the Holders, dispose of or deal with the Charged Premises out of the ordinary course of their business. The Holder may, however, create, assume or have outstanding any mortgage, charge, security interest or other encumbrance on any part of the Charged Premises ranking or purporting to rank or capable of being enforced by any person in priority to or pari passu with the Security.

5.		The Borrower hereby covenants and agrees with the Holders
that until all moneys owing hereunder are paid in full:

		(a)	it will maintain its corporate existence and carry
on and conduct its business in a proper, efficient and business-like manner and in accordance with good business practice;

		(b)	it will keep or cause to be kept proper books of
account in accordance with sound accounting practice and, when requested by the Holders, will furnish the Holders, on reasonable notice, with copies of all its audited or unaudited financial statements available to it;

		(c)	it will pay or cause to be paid all taxes, rates,
government fees and dues levied, assessed or imposed upon it and its property and assets or any part thereof as and when the same shall become due and payable (save and except where and so long as the validity of any such taxes, rates, fees, dues, levies, assessment or imposts is in good faith contested by it) and to pay all amounts owing in respect of the Charged Premises including rent as the same shall become due and payable;

		(d)	it will duly observe and conform to all valid
requirements of any government authority relative to any of their undertakings, property or assets;

		(e)	it will insure and keep insured the buildings,
erections, improvements, machinery, stock in trade, and all other insurable property and assets hereby charged against loss or damage by fire and other such insurable hazards and in such amounts as may be usual and prudent with persons carrying on a similar business or holding similar and will provide copies of such policies to the Holders on demand;

		(f)	it will keep the Charged Premises in good condition
and repair according to the nature and description thereof, and, without limitation, will not do any act to impair the collectability of their book debts except in accordance with paragraph 4, and will allow the Holders, whenever the Holders deem necessary, either in person or by agent, to enter upon and inspect the Charged Premises and records thereof;

		(g)	it will not, without the prior written consent of the
Holders, permit or be a party to any sale or change of ownership of a controlling interest in the shares of the Borrower;

		(h)	subject to paragraph 4 above, it will not without the
prior written consent of the Holders incur or create any further or additional trade indebtedness except to the Holders and except such normal trade indebtedness as may be incidental to the ordinary course of its business;

		(i)	it will furnish within ten (10) days of request to
the Holders such information respecting the Charged Premises and the insurance on the Charged Premises as the Holders may reasonably require from time to time;

		(j)	it will give written notice to the Holders of all
litigation before any court, administrative board or other tribunal that has been brought against the Borrower that might affect the Charged Premises of the Borrower; and

		(k)	it will not redeem, purchase for cancellation, or
otherwise pay off or make any repayment of paid-up capital on any shares in its capital stock.

Escrow and Note Transfer

6.		(a)	All proceeds of the issue will be held in escrow by
Continental Stock Transfer and Trust Company, 2 Broadway, New York,
New York, until there is collected sufficient funds to purchase one or more of the properties listed in Schedule "A" attached hereto. In the event sufficient funds are not raised, or the closings on one or more of the properties do not occur, the funds, or portions thereof as may remain unused, will be returned to the holders on a para passu basis.

(b) Continental Stock Transfer and Trust Company will also act as registrar and transfer agent for the Notes.

Discharge

7.		The Holders or any other holder hereof pursuant to paragraph
16 below is the person entitled to receive the money payable hereunder and to give a discharge hereof.

Events of Default

8.		Notwithstanding anything to the contrary herein contained,
the principal, interest and other moneys hereby secured shall become immediately payable and the Security shall become immediately enforceable in each and every of the following events:

		(a)	if the Borrower makes default in the payment of the
principal of this Indenture on the Due Date or fails to pay any interest provided for in this Indenture for more than seven (7) days after the same falls due, or makes default in the observance or performance of any other covenant, term or condition hereby required to be observed or performed and, except for paragraph 4 or subparagraphs (g) or (h) of paragraph 5 above, fails to remedy such default within ten (10) days after notice of such default is given to the Borrower by the Holders;

		(b)	if the Borrower makes default in the observance or
performance of any of the covenants, terms or conditions required to be observed or performed by paragraph 4 or subparagraphs (g) or (h) of paragraph 5 above;

		(c)	if a petition is filed or a resolution is passed or
an order is made for the winding up, liquidation or dissolution of the Borrower;

		(d)	if the Borrower ceases or threatens to cease to
carry on its business, or makes or agrees or threatens to make a bulk sale of its assets or a substantial part thereof, or commits or threatens to commit any act of bankruptcy, or becomes insolvent or bankrupt or makes an authorised assignment, or if a bankruptcy petition is filed or presented against it or if proceedings with respect to it are commenced under the Bankruptcy Act, which petition or proceedings are not discharged or settled within thirty (30) days of the filing or presentation thereof;

		(e)	if any execution, sequestration, extent or any other
process of any court becomes enforceable against the Borrower or if a distress or analogous process is levied upon the property of the Borrower or any part thereof;

		(f)	if the Borrower makes default under any obligation to
pay money and, with respect to borrowed money, such default shall have continued for a period sufficient to permit the acceleration of the maturity of such obligation;


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		(g)	if for any reason an encumbrancer shall take
possession of the Charged Premises or any part thereof;

		(h)	if the Borrower makes default in payment or discharge
of any indebtedness or liability to the Holders when the same fall dues whether secured hereby or not,

		(i)	if at any time or times after written notice to the
Borrower, the Holders believe, in good faith, the prospect of payment of the moneys payable hereunder or performance by the Borrower of the terms hereof is impaired; or

		(j)	if there is or is about to be, without the prior
written consent of the Holders, any reorganisation of the Borrower or any consolidation, merger or amalgamation of the Borrower with any other company or companies, or any change in the beneficial ownership of the borrower's issued capital which results in any change of effective control of the Borrower to any person or group of persons.

Enforcement

9. Whenever the Security has become enforceable, the Holders may realize upon the Security and enforce their rights by entering into possession; by taking proceedings in any court of competent jurisdiction for the appointment of a receiver (which term as used in this Indenture includes a receiver and manager) of all or any part of the Charged Premises or for sale or foreclosure of all or any part of the Charged Premises; by appointing by instrument in writing a receiver of all or any part of the Charged Premises and removing or replacing from time to time any such receiver; by filing proofs of claim and other documents to establish their claims in any proceeding relative to the Borrower; or by exercising any other remedies or taking any other proceedings authorised or permitted hereby or by law or equity. Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Holders however created.

10.		Any receiver appointed by instrument in writing shall have
power to take possession of, collect and get in all or any part of the Charged Premises; and, for that purpose, to take proceedings in the name of the Borrower or otherwise and to make any arrangement or compromise in connection therewith; to sell or to concur in selling all or any part of the Charged Premises with or without notice and in such manner and on such terms and conditions as may seem advisable to the receiver, and to effect such sale by conveying in the name and on behalf of the Borrower or otherwise; to carry on or concur in carrying on all or any part of the business of the Borrower; and to borrow or to raise money on all or any part of the Charged Premises in priority to this Indenture or otherwise for such purposes as may be approved by the Holders. The receiver shall be vested with such other discretions and powers as are granted in the instrument of appointment and any supplement thereto. The receiver shall for all purposes be deemed to be the agent of the Borrower and not of the Holders and the Borrower shall be solely responsible for the acts or defaults of the receiver and for his or its remuneration and expenses and the Holders shall not be in any way responsible for any misconduct or negligence on the part of any such receiver or receivers. All moneys from time to time received by the receiver may be applied as follows: first, in discharge of all operating expenses and other outgoings affecting the Charged Premises; second, in keeping in good standing all charges and liens on the Charged Premises having priority over the Security; third, in payment of the remuneration and disbursements of the receiver; fourth, in payment to the Holders of the moneys payable hereunder; and the balance, if any, shall be paid to the Borrower or as otherwise required by law.

11.		The Borrower agrees to pay to the Holders forthwith upon
demand all reasonable costs, charges and expenses including, without limitations, solicitors' costs and legal expenses) of or incurred by the Holders in connection with the recovery or enforcement of payment of any of the moneys owing hereunder, including all such costs, charges and expenses in connection with taking possession, protecting, preserving, collecting or realising upon any part of the Charged Premises, together with interest thereon at the above-mentioned rate per annum from the date of incurring such costs, charges and expenses. The Borrower agrees to pay to the Holders forthwith upon demand all solicitors' costs and legal expenses incurred by the bank in connection with the creation and registration of this Indenture, or any other security held by the Holders on the Charged Premises or any part thereof. All sums payable pursuant to this section shall be added to the indebtedness secured by this Indenture and shall also be secured hereby.

Miscellaneous Provisions

12.		The Security is in addition to and not in substitution for
any other security now or hereafter held by the Holders.

13.		This Indenture may be deposited with or pledged by the
Borrower as collateral security for its indebtedness and liabilities from time to time to the Holders.

14.		No consent or waiver by the Holders shall be effective
unless made in writing and signed by an authorised officer of each Holder.

Guarantee

15.		This Indenture is Guaranteed by the Debenture issued by Bon
Hyang, Inc. attached hereto.

16.		Any notice, demand, request, consent or approval which is
required or permitted to be given or made by one party to any other pursuant to any provision of this Indenture shall be given or made in writing and shall be served personally or sent by prepaid registered mail addressed to the respective parties as follows:

		(a)	the Holders:

At the last address of record on the books of Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York.

                                  - and -

(b) the Borrower:

71 Stony Hill Road, Second Floor, Bethel Connecticut 06801




                           Attention:  Baik Suk Kim, Chairman of the Board


or to such other address as any party may from time to time advise the other parties hereto by notice in writing. Every such notice so given shall be deemed to be received on the date of delivery, if served personally, or on the second day of business following the day of mailing, if sent by mail; provided that in the event of an interruption of postal service at any time prior to the deemed receipt of any notice sent by mail, then such notice, unless earlier delivered or actually received, shall be deemed to be received on the second business day following the date of resumption of normal postal service.

17.		This Indenture is to be treated as a negotiable instrument
and all persons are invited by the Borrower to act accordingly and any holder hereof may exercise all rights created hereunder. This Indenture and all its provisions shall inure to the benefit of the Holders, and their respective successors and assigns.


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18.		The Holders shall, in addition to any other powers given to
them, have the following powers, namely:

		(a)	power to release any property of the Borrower from
the fixed and floating charges created by this Indenture; and

		(b)	power to agree to any modification, compromise,
release or waiver of the rights of the Holders against the Borrower or against its property, whether the rights shall arise under this Indenture or otherwise.

19.		This Indenture is governed by the law and procedure of the
State of New York, as amended, re-enacted and in force from time to time.

20.		In this Indenture words importing the singular number only
shall include the plural and vice-versa and words importing the masculine gender shall include the feminine and neuter genders and vice-versa and words importing persons shall include firms and corporations.

21.		The headings of the paragraphs hereof are inserted for
convenience of reference only and shall not affect the interpretation or construction of this Indenture.

		IN WITNESS WHEREOF the Borrower has caused this Indenture to be executed this 1st day of December, 1999.

                                              EURO CAP CORPORATION



                                              Per:/s/Baik Suk Kim/s/
                                                     Baik Suk Kim, CEO


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